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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999 except for Note 1, as to which the date is October 15, 1999, relating to the consolidated financial statements of Orrengrove Investments Ltd. and Subsidiaries (a Development Stage Company), which appears in such Registration Statement.





/s/ PricewaterhouseCoopers LLP

McLean, Virginia
January 4, 2000